UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2019

Commission File Number  001-33572

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	20-8859754
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BMRC	Nasdaq Capital Market

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition

On July 22, 2019, Bank of Marin Bancorp, "Bancorp" (Nasdaq: BMRC), parent company of Bank of Marin, released its financial results for the quarter ended June 30, 2019. A copy of the press release is included as Exhibit 99.1.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Accounting Officer Effective May 21, 2019, the Board of Directors of Bank of Marin Bancorp (NASDAQ: BMRC) and its wholly owned subsidiary, Bank of Marin (collectively the "Bank"), appointed David A. Merck, Vice President and Financial Reporting Manager, as the Principal Accounting Officer. Mr. Merck joined the Bank in January 2015 as Assistant Vice President and Accounting Policy Manager responsible for accounting and financial reporting matters, accounting policies, as well as internal control over financial reporting. Mr. Merck is a Certified Public Accountant with over 30 years of experience in accounting, financial reporting and internal control over financial reporting. Prior to joining the Bank, Mr. Merck held senior roles with increasing responsibilities in two financial institutions and two public accounting firms. Ms. Cecilia Situ, who previously served as Manager of Finance and Treasury and acted as Principal Accounting Officer, will serve as First Vice President and Treasurer, but will cease acting as the Bank's Principal Accounting Officer.

Mr. Merck has no family relationships with any director or executive officer. Mr. Merck is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‑K. Mr. Merck has not entered into any material plan, contract, arrangement or amendment in connection with his appointment as principal accounting officer.

Section 8 - Other Events

Item 8.01	Other Events

In the press release, Bancorp announced that on July 19, 2019, its Board of Directors approved a quarterly cash dividend of $0.21 per share. The cash dividend is payable on August 9, 2019, to shareholders of record at the close of business on August 2, 2019. A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description	Page Number

99.1	Press Release dated July 22, 2019	1-9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2019	BANK OF MARIN BANCORP

	by:	/s/ Tani Girton__________
Tani Girton
Executive Vice President and
Chief Financial Officer